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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                       November 4, 1997 (November 4, 1997)
               (Date of Report (date of earliest event reported))


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


          Delaware                          1-11402                  22-3059335
(State or other jurisdiction        (Commission File No.)      (I.R.S. Employer
of incorporation or organization)                        Identification Number)

            6 Sylvan Way
       Parsippany, New Jersey                                          07054
(Address of principal executive offices)                            (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)









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Item 5.        Other Events

This Current Report on Form 8-K is being filed by HFS Incorporated ("HFS" or the "Registrant") for purposes of incorporating by reference the exhibits listed in
Item 7 hereof in Registration Statement No.
333-11031 filed by the Registrant on August 29, 1996.

Item 7.        Exhibits

Exhibit
   No.         Description

15 Letter of Ernst & Young LLP re: unaudited interim financial information of CUC
               International Inc. ("CUC") for the three months ended April 30, 1997.
23.1 Consent of Ernst & Young LLP relating to the audited financial statements of CUC International Inc.
23.2 Consent of Deloitte & Touche LLP relating to the audited financial statements of Sierra On-Line, Inc.
23.3 Consent of KPMG Peat Marwick LLP relating to the audited financial statements of Davidson & Associates, Inc.
23.4 Consent of Price Waterhouse LLP relating to the audited financial statements of Ideon Group, Inc.

99.1           Pro forma financial information:

               Section A - Unaudited pro forma combining financial statements which give effect to the proposed merger of HFS with and into CUC (the "Merger").

               The pro forma combining balance sheet as of June 30, 1997 and statements of income for the year ended December 31, 1996 and six months ended June 30, 1997 are presented to reflect the combining of the historical financial results of CUC with the pro forma financial results of HFS.

               Section B - Unaudited pro forma statement of income of HFS, excluding the Merger, for the year ended December 31, 1996.

               The pro forma statement of income is presented to reflect all of HFS's transactions prior to the Merger.

               Section C - Unaudited historical combining financial statements which gives effect to the Merger.

               The historical combining balance sheet as of June 30, 1997 and statements of income for the six months ended June 30, 1996 and 1997 and for each of the years in the three year period ended December 31, 1996 are presented to reflect the combining of the historical financial results of CUC with the historical financial results of HFS.

99.2 Quarterly Report on Form 10-Q of CUC International Inc. for the quarterly period ended July 31, 1997.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    HFS INCORPORATED



                                    By:  /s/     Scott E. Forbes
                                         Scott E. Forbes
                                         Senior Vice President-Finance
                                         and Chief Accounting Officer


Date: November 4, 1997












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                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
                Report Dated November 4, 1997 (November 4, 1997)

                                  EXHIBIT INDEX

Exhibit No.       Description

     15. Letter of Ernst & Young LLP re: unaudited interim financial information of CUC International Inc. for the three months ended April 30, 1997.
     23.1 Consent of Ernst & Young LLP relating to the audited financial statements of CUC International Inc.
     23.2 Consent of Deloitte & Touche LLP relating to the audited financial statements of Sierra On-Line, Inc.
     23.3 Consent of KPMG Peat Marwick LLP relating to the audited financial statements of Davidson & Associates, Inc.
     23.4 Consent of Price Waterhouse LLP relating to the audited financial statements of Ideon Group, Inc.
     99.1         Pro forma financial information:

                  Section A - Unaudited pro forma combining financial statements which give effect to the proposed merger of HFS with and into CUC (the "Merger").

                  The pro forma combining balance sheet as of June 30, 1997 and statements of income for the year ended December 31, 1996 and six months ended June 30, 1997 are presented to reflect the combining of the historical financial results of CUC with the pro forma financial results of HFS.

                  Section B - Unaudited pro forma statement of income of HFS, excluding the Merger, for the year ended December 31, 1996.

                  The pro forma statement of income is presented to reflect all of HFS's transactions prior to the Merger.

                  Section  C  -   Unaudited   historical   combining   financial
                  statements which gives effect to the Merger.

                  The historical combining balance sheet as of June 30, 1997 and statements of income for the six months ended June 30, 1996 and 1997 and for each of the years in the three year period ended December 31, 1996 are presented to reflect the combining of the historical financial results of CUC with the historical financial results of HFS.

     99.2 Quarterly Report on Form 10-Q of CUC International Inc. for the quarterly period ended July 31, 1997.